                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                               WASHINGTON, DC 20549

                                                     FORM 8-K
                                                  CURRENT REPORT

                                          PURSUANT TO SECTION 13 OR 15(d)
                                      OF THE SECURITIES EXCHANGE ACT OF 1934

                                                  August 15, 2002
                                         (Date of earliest event reported)

                                           Commission file number 1-7349

                                                 BALL CORPORATION
                              (Exact name of Registrant as specified in its charter)

                          Indiana                    1-7349                35-0160610
                         (State of                 Commission             IRS Employer
                       Incorporation)               File No.)          Identification No.)

                           10 Longs Peak Drive, P.O. Box 5000, Broomfield, CO 80021-2510
                           (Address of principal executive offices, including zip code)

                                                  (303) 469-3131
                               (Registrant's telephone number, including area code)

                                                  Not Applicable
                           (Former name or former address, if changed since last report)

                                                 Ball Corporation
                                            Current Report on Form 8-K
                                               Dated August 15, 2002

Item 9.  Regulation FD Disclosure

The Company has furnished as correspondence the certifications pursuant to 18 U.S.C. Section 1380, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, by R. David Hoover, Chairman of the Board, President
and Chief Executive Officer of Ball Corporation and by Raymond J. Seabrook, Senior Vice President and Chief
Financial Officer of Ball Corporation.

These certifications are not deemed to be filed with the Securities and Exchange Commission but are furnished copies of the Certificates of Messrs. Hoover and Seabrook and are filed herewith as Exhibit 99.1 and Exhibit
99.2, respectively.

Limitation of Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to
Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of
1934, or otherwise subject to the liability of that section.

                                                     SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     BALL CORPORATION
                                                     (Registrant)

                                                     By:      /s/ Raymond J. Seabrook
                                                              Name:  Raymond J. Seabrook
                                                              Title:  Senior Vice President and  Chief Financial
                                                              Officer

Date:    August 15, 2002

                                         Ball Corporation and Subsidiaries
                                                     Form 8-K
                                                  August 15, 2002

                                EXHIBIT INDEX
                                 Description                                                        Exhibit

Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to                              99.1
Section 906 of the Sarbanes-Oxley Act of 2002, by R. David Hoover, Chairman
of the Board, President and Chief Executive Officer.

Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to                              99.2
Section 906 of the Sarbanes-Oxley Act of 2002, by Raymond J. Seabrook,
Senior Vice President and Chief Financial Officer.